                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4670

                        GLOBAL/INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Global Discovery Fund

Annual Report to Shareholders

October 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2003

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Global Discovery Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	45.19%	-7.07%	8.55%	8.47%
Class B(a)	43.90%	-7.84%	7.65%	7.57%
Class C(a)	44.01%	-7.81%	7.70%	7.62%
Citigroup World Equity EMI+	41.75%	3.24%	8.00%	7.56%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 10/31/03	$ 25.80	$ 24.55	$ 24.64
10/31/02	$ 17.77	$ 17.06	$ 17.11

Class A Lipper Rankings* - Global Small-Cap Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	10	of	55	18
3-Year	25	of	38	65
5-Year	14	of	33	42

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Global Discovery Fund - Class A(c) [] Citigroup World Equity EMI+

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Global Discovery Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$13,673	$7,563	$14,205	$21,246
	Average annual total return	36.73%	-8.89%	7.27%	7.83%
Class B(c)	Growth of $10,000	$14,093	$7,683	$14,356	$20,744
	Average annual total return	40.93%	-8.41%	7.50%	7.57%
Class C(c)	Growth of $10,000	$14,245	$7,758	$14,348	$20,626
	Average annual total return	42.45%	-8.12%	7.49%	7.51%
Citigroup World Equity EMI+	Growth of $10,000	$14,175	$11,003	$14,692	$20,725
	Average annual total return	41.75%	3.24%	8.00%	7.56%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B and C

* Returns and rankings during the 3-, 5- and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
a Returns shown for Class A, B and C shares for the periods prior to their inception on April 16, 1998 are derived from the historical performance of Class S shares of the Scudder Global Discovery Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on April 16, 1998 are derived from the historical performance of Class S shares of the Scudder Global Discovery Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ Citigroup World Equity Extended Market Index (name changed from Salomon Smith Barney World Equity EMI effective April 30, 2003) is an unmanaged small-capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
Scudder Global Discovery Fund	1-Year	3-Year	5-Year	10-Year
Class S	45.48%	-6.80%	8.89%	8.78%
Class AARP(a)	45.54%	-6.79%	8.90%	8.78%
Citigroup World Equity EMI+	41.75%	3.24%	8.00%	7.56%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 10/31/03	$ 26.27	$ 26.26
10/31/02	$ 18.05	$ 18.05

Class S Lipper Rankings* - Global Small-Cap Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	8	of	55	15
3-Year	23	of	38	59
5-Year	13	of	33	39
10-Year	2	of	12	16

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Global Discovery Fund - Class S [] Citigroup World Equity EMI+

Yearly periods ended October 31

Comparative Results*
Scudder Global Discovery Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$14,548	$8,095	$15,312	$23,196
	Average annual total return	45.48%	-6.80%	8.89%	8.78%
Class AARP(a)	Growth of $10,000	$14,554	$8,098	$15,318	$23,205
	Average annual total return	45.54%	-6.79%	8.90%	8.78%
Citigroup World Equity EMI+	Growth of $10,000	$14,175	$11,003	$14,692	$20,725
	Average annual total return	41.75%	3.24%	8.00%	7.56%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

* Returns and rankings during all periods shown for Class AARP and during the 10-year period shown for Class S reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
a Returns shown for Class AARP for the periods prior to its inception on March 1, 2001 are derived from historical performance of Class S shares of the Scudder Global Discovery Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
+ Citigroup World Equity Extended Market Index (name changed from Salomon Smith Barney World Equity EMI effective April 30, 2003) is an unmanaged small-capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S) for the Fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

Scudder Global Discovery Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Global Discovery Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Joseph Axtell, CFA

Director of Deutsche Asset Management and Manager of the fund.

• Joined Deutsche Asset Management in 2001 and the fund in 2002.

• Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

• Director, International Research at PCM International (1989-1996).

• Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

• Analyst at Prudential-Bache Capital Funding in London (1987-1988).

• Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).

In the following interview, Portfolio Manager Joseph Axtell discusses Scudder Global Discovery Fund's strategy and the market environment during the 12-month period ended October 31, 2003.

Q: Will you describe the global equity market environment for the fiscal year ended October 31, 2003?

A: As a small-cap global growth fund, Scudder Global Discovery Fund was well positioned to capitalize on the recovery of the world's markets during the period. Small-cap stocks outperformed large-cap stocks, foreign stocks outperformed US stocks and growth stocks began to outperform value stocks. That said, the fiscal year can be divided into two distinct halves. During the volatility of the first six months through March, it paid to be an astute stock picker and defensively positioned. During the second half of the period, the market climbed on expectations of improving corporate profits and global economic recovery, rewarding more aggressive investors.

Currencies have also played a significant role in global equity returns this year. Against the US dollar, the euro rallied 17%, the British pound sterling rose 8% and the Japanese yen ran up 10%. For the period under review, the vast majority of international markets in the benchmark - the Citigroup World Equity EMI - outperformed the United States.1 While many of these markets performed strongly on an absolute basis, in many instances returns were enhanced by currency appreciation.

1 The Citigroup World Equity Extended Market Index (Citigroup World Equity EMI), formerly Salomon Smith Barney World Extended Market Index, is an unmanaged index of small-capitalization stocks within 22 countries around the globe. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Q: How did the fund perform in this environment?

A: For the 12-month period ended October 31, 2003, Class A shares of Scudder Global Discovery Fund returned 45.19% (unadjusted for sales charges). (Please see pages 3 through 8 for the performance of other share classes.) In comparison, the Citigroup World Equity EMI produced a total return of 41.75%. The fund also outperformed the 38.52% average return of the 55 funds in its Lipper peer group, Global Small-Cap Funds, ranking in the top quartile for the period.2

2 Source: Lipper Inc. as of 10/31/03. The fund's Class A shares ranked 10 of 55 and 25 of 38 for the 1- and 3-year periods, respectively. Ranking is based on the fund's total return during the periods cited. Performance includes reinvestment and capital gains and is no guarantee of future results. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the Global Small-Cap Funds category. It is not possible to invest directly in a Lipper category.

Q: What were the primary contributors to the fund's outperformance during the period?

A: The portfolio's best-performing sector was financials. We had strong stock selection there, particularly in commercial banking, diversified financial services and capital markets. One example is Anglo Irish Bank Corp., PLC, which has grown to be the largest position in the portfolio. Over time, the bank's efficient credit-approval process and relationship-driven business culture allowed it to take market share from larger banks in Ireland and in the United Kingdom. As a result, Anglo Irish Bank has grown its earnings an average of 38% per annum over the past five years, much faster than the average European bank. Legg Mason, Inc. is another example of solid stock selection within financials. Legg Mason performed well in the first six months of the period because it is the third-largest fixed-income manager in the United States and it employs a value-biased equity style.3 The company continued to perform strongly in the second half in tandem with the recovery of the equity markets.

3 Value stocks performed well in the first half of the period. A "value" stock is one that is believed to sell below its intrinsic worth (versus a "growth" stock, which is attractive due to its strong potential earnings growth).

Health care was the second-largest contributor to the fund's outperformance. Here we carried a significant overweight4 - roughly double the benchmark's weighting. We like the health care sector for several reasons:

• Favorable demographics as the baby boom generation ages

• The sector is relatively independent of the economic cycle

• Many young, innovative companies waiting to be "discovered"

4 Throughout this report, we will refer to the fund as being overweight, underweight or neutral in a sector, country or stock relative to the benchmark. "Overweight" means the fund holds a higher weighting in a given sector, country or stock than the benchmark index and indicates a positive view on the security, sector or country in question. "Underweight" means the fund holds a lower weighting than the benchmark, indicating that the manager expects the asset in question to underperform the market as a whole. "Neutral" indicates that the fund's weighting in a given sector, country or stock is roughly the same as the benchmark's.

Fund performance was helped by our solid stock selection within this sector, particularly among pharmaceuticals and health care equipment. The top individual contributor was Pharmaceutical Resources, Inc. This is a US-based generic drug manufacturer poised to benefit from the significant number of drugs on which patents are expiring in the next several years. We also own Stada Arzneimittel AG, a German generic manufacturer that has positioned itself well in the underpenetrated markets of France, Italy and Spain, where the governments are under severe pressure to constrain health care costs.

Consumer durables was another significant contributor to the fund's performance. While we were underweight in this sector during the period, stock selection helped again. Our picks in household durables were strong, notably Garmin Ltd. This company specializes in aviation, marine and consumer products that use global positioning systems (GPS), which are high-tech location devices. Garmin has historically tapped into established markets such as aircraft instrumentation for small aircraft, but with GPS usage growing increasingly popular in outdoor sports such as boating, hiking, hunting and fishing, Garmin has established itself in several niche markets for GPS products.

Q: What were the primary detractors from the fund's performance during the annual period?

A: Our holdings within the information technology (IT) sector hurt us the most, particularly in the second half of the fiscal period. While the portfolio was overweight in this sector, our holdings were in large, service-oriented companies. Such businesses are considered to be modestly defensive, which helped fund performance during the first half of the year when, as we mentioned previously, the market favored more conservative stocks. However, when the market picked up in the second half, it favored very small companies that were not necessarily profitable and companies that were rebounding from particularly steep price declines in the first half.

Other detractors from performance included several of the fund's industrials holdings, notably its positions in FTI Consulting, Inc. and Group 4 Falck AS. FTI Consulting, which advises on corporate bankruptcies, suffered when improving markets, especially the junk bond market, allowed many financially weak companies to defer their demise. Although bankruptcies may decline as the economy improves, history also has shown that interest rates will rise as the economy improves, which in this case would, in our opinion, leave many highly indebted companies struggling to repay their debt. We continue to own FTI Consulting because it also advises on litigation and on mergers and acquisitions, two areas that are growing strongly. We added security firm Group 4 Falck just prior to the beginning of the fiscal year. The company's stock fell in the first half of the reporting period as one of its main competitors issued several profit warnings, hurting the industry as a whole. The stock staged a rally in the second half of the fiscal year when the company reported earnings growth that outpaced its rivals. It was not enough to recoup the losses from the first half, however. As a result, the fund's position in Group 4 Falck detracted from its performance during the full reporting period.

Q: How did you reposition the portfolio during the annual period?

A: From March through the end of October, we reoriented the portfolio from its defensive posture toward stocks that would benefit from an economic recovery and improving equity markets. In terms of the portfolio's building blocks of growth outlined below, we shifted some assets from the stable growth category into the high-growth/high-risk and contingent growth areas.

• Stable growth stocks (typically 40% to 60% of the portfolio), which constitute the core of the portfolio, ended the period at 46% of assets.

• Growth-at-reasonable-value stocks (typically 10% to 20% of the portfolio), remained relatively steady, ending the fiscal year at 18%.

• High-growth/high-risk stocks (typically 10% to 20% of the portfolio) increased as a result of our reorientation during the second half at the period and stood at roughly 22% at the end of October.

• Contingent growth stocks, or stocks that require a catalyst for success (typically 10% to 20% of the portfolio) also increased slightly, ending the period at 14%.

An example of one of our contingent growth stock picks is Vedior NV, the Dutch employment service company, whose catalyst is the recovering economy. The stock was in the portfolio at the beginning of the fiscal year but performed poorly due to concerns about the weak outlook for employment. Vedior fell further on investors' concerns that it was going to breach its debt covenant.5 We did a thorough analysis of that potential, and our analysts concluded that this event would be unlikely, and that even if the company did breach its debt covenant, the consequences would be minimal. The company did not violate its covenants, and as evidence of the improving global economy emerged, the stock performed well.

5 A covenant is the promise, often as part of a debt agreement, that certain acts will be performed and others refrained from. Designed to cover the lender's interests, covenants cover such matters as dividend payments.

Q: Have the fund's geographic weightings changed?

A: North America was the largest weighting at the beginning of the fiscal year, and it still is, but it declined to roughly 41% from 49% over the past 12 months. This was partially a reflection of the currency movements we discussed earlier. Europe has remained steady at about 40% of the portfolio and constitutes a significant overweighting relative to our benchmark. We maintain the large position in Europe because we continue to find great growth opportunities that we don't have to pay as much for compared with similar opportunities in the United States. For example, we hold two women's apparel retailers in the portfolio: Chico's FAS, Inc. in the United States and Camaieu in France. Both are expected to grow earnings by more than 20% over the next several years, but Chico's trades at 28 times earnings and Camaieu at only 11 times earnings. It seems that particularly among small-cap companies, valuations in Europe are more attractive right now.

We have increased the fund's exposure to the Pacific Rim over the past year, to 15% from 11%. Here, the focus has been on the improvement in technology spending and on the recovering Asian consumer. The portfolio weight is now in line with the benchmark's. The increase in Latin American exposure is due to strong price appreciation of Aracruz Celulose SA (pulp and paper) and Empresa Brasiliera de Aeronautica SA (aircraft manufacturing) in Brazil.

Q: Do you have any final thoughts for shareholders?

A: We think that the portfolio is well balanced and reasonably positioned for a recovery in the global economy and the world's stock markets. Our asset class allows us many opportunities to find great small companies anywhere in the world that can generate growth despite the economic climate and global concerns. We continue to find many smaller, less well-followed stocks that we believe offer considerable long-term opportunity.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2003

Geographical (Excludes Cash Equivalents)	10/31/03	10/31/02

US	41%	49%
Europe	41%	39%
Japan	8%	6%
Pacific Basin	7%	5%
Latin America	2%	1%
Other	1%	-
	100%	100%

Sectors (Excludes Cash Equivalents)	10/31/03	10/31/02

Financials	26%	23%
Health Care	18%	20%
Information Technology	17%	14%
Consumer Discretionary	16%	19%
Industrials	12%	14%
Energy	4%	4%
Utilities	3%	3%
Materials	2%	1%
Telecommunication Services	1%	-
Consumer Staples	-	1%
Other	1%	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings as of October 31, 2003 (28.1% of Portfolio)
1. Anglo Irish Bank Corp., PLC Provider of financial services for business and private sectors	Ireland	5.4%
2. Legg Mason, Inc. Provider of various financial services	United States	4.3%
3. Fresenius Medical Care AG Manufacturer that distributes equipment and products for dialysis patients	Germany	2.9%
4. Deutsche Boerse AG Provider of financial services	Germany	2.7%
5. Caremark Rx, Inc. Provider of pharmaceutical services	United States	2.3%
6. Zions Bancorp. Provider of commercial banking services	United States	2.2%
7. Pharmaceutical Resources, Inc. Operator of a generic pharmaceutical company	United States	2.1%
8. Fiserv, Inc. Provider of data processing services	United States	2.1%
9. Nidec Corp. Manufacturer of small-scale motors for hard disc drives	Japan	2.1%
10. Brinker International, Inc. Operator of limited menu restaurants	United States	2.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2003

	Shares	Value ($)

Common Stocks 97.9%
Australia 1.7%
Macquarie Bank Ltd.	217,104	5,358,648
QBE Insurance Group Ltd.	331,080	2,415,903
(Cost $4,536,815)		7,774,551
Bermuda 0.7%
Benfield Group PLC*	299,649	1,413,017
Midland Realty Holdings Ltd.	9,502,400	2,068,200
(Cost $3,450,512)		3,481,217
Brazil 1.7%
Aracruz Celulose SA "B" (Preferred) (ADR)	211,300	5,937,530
Empresa Brasiliera de Aeronautica SA (Preferred) (ADR)	77,012	1,998,461
(Cost $6,741,289)		7,935,991
Denmark 0.7%
Group 4 Falck AS (Cost $3,596,376)	146,100	3,267,667
Finland 0.6%
TietoEnator Oyj (Cost $1,895,464)	107,500	2,841,934
France 3.9%
Autoroutes du Sud de la France	200,157	6,150,172
Camaieu	26,373	1,984,608
Flamel Technologies SA (ADR)*	195,900	4,946,475
JC Decaux SA*	330,305	4,848,635
(Cost $13,701,226)		17,929,890
Germany 8.0%
Deutsche Boerse AG	226,983	12,585,588
Fresenius Medical Care AG	238,069	13,539,807
Puma AG	47,708	6,892,549
Stada Arzneimittel AG	78,928	4,084,403
(Cost $22,196,746)		37,102,347
Greece 3.3%
Alpha Bank AE*	141,000	3,204,393
Coca-Cola Hellenic Bottling Co. SA	263,800	5,108,129
Greek Organization of Football Prognostics	289,500	3,491,021
Public Power Corp.	28,600	613,491
Titan Cement Co.	83,400	3,191,175
(Cost $13,453,290)		15,608,209
Hong Kong 2.2%
Legend Group Ltd.	8,101,100	3,912,441
Wing Hang Bank Ltd.	1,008,800	6,223,191
(Cost $10,093,714)		10,135,632
Ireland 9.9%
Anglo Irish Bank Corp., PLC	2,090,178	25,035,381
ICON PLC (ADR)*	73,700	3,150,675
Irish Continental Group PLC	180,655	2,115,641
Irish Life & Permanent PLC	311,534	4,352,744
Jurys Doyle Hotel Group PLC	627,435	7,347,857
Ryanair Holdings PLC*	472,000	3,995,172
(Cost $16,385,266)		45,997,470
Japan 7.9%
AEON Credit Services Co., Ltd.	105,700	4,895,923
AEON Mall Co., Ltd.	95,800	3,312,767
JAFCO Co., Ltd.	59,800	5,115,297
NEC Electronics Corp.	16,700	1,285,667
Nidec Corp.	99,700	9,662,435
Olympus Corp.	352,000	7,719,720
Sumitomo Realty & Development Co., Ltd.	516,000	4,789,517
(Cost $31,277,763)		36,781,326
Korea 0.4%
Korea Information Service, Inc. (Cost $1,691,671)	62,313	1,911,248
Netherlands 3.9%
Chicago Bridge & Iron Co., NV	173,900	4,738,775
IHC Caland NV	130,731	5,563,079
Vedior NV*	539,683	7,759,452
(Cost $15,791,686)		18,061,306
Norway 0.6%
Tandberg ASA* (Cost $1,921,474)	387,700	2,716,759
Poland 0.1%
Prospect Poland US LP* (Cost $1,477,500)	3	246,744
Russia 1.3%
Mobile Telesystems (ADR)* (Cost $2,229,941)	77,100	5,974,479
Spain 1.7%
Actividades de Construccion y Servicios SA	92,400	3,880,529
Amadeus Global Travel Distribution SA "A"	670,700	4,199,452
(Cost $7,889,288)		8,079,981
Sweden 0.9%
Eniro AB (Cost $3,516,668)	527,200	4,208,227
Taiwan 1.4%
Compal Electronics, Inc.	1,403,000	2,129,517
Siliconware Precision Industries Co.*	4,566,000	4,373,563
(Cost $6,235,113)		6,503,080
Thailand 0.3%
Bangkok Bank PCL (Foreign registered)* (Cost $1,294,312)	541,100	1,266,404
United Kingdom 5.4%
Aegis Group PLC	3,202,252	5,418,238
ARM Holdings PLC*	1,981,801	3,823,852
Misys PLC	798,771	4,064,744
Taylor Nelson Sofres PLC	1,561,866	5,709,272
Viridian Group PLC	445,191	4,058,958
Wood Group (John) PLC	815,552	2,185,740
(Cost $33,396,850)		25,260,804
United States 41.3%
Advance Auto Parts, Inc.*	32,400	2,534,328
Affiliated Computer Services, Inc.*	87,600	4,286,268
Alkermes, Inc.*	162,100	2,102,437
Applied Micro Circuits Corp.*	617,000	3,590,940
Arthur J. Gallagher & Co.	135,300	3,949,407
Brinker International, Inc.*	285,200	9,077,916
Caremark Rx, Inc.*	420,600	10,536,030
Carter's, Inc.*	90,700	2,539,600
Celgene Corp.*	111,700	4,656,773
Cephalon, Inc.*	32,000	1,502,720
Chico's FAS, Inc.*	121,200	4,549,848
Diebold, Inc.	105,900	6,042,654
Documentum, Inc.*	97,700	2,906,575
Energy East Corp.*	308,100	6,916,845
EOG Resources, Inc.	88,700	3,737,818
Fiserv, Inc.*	277,314	9,794,730
FTI Consulting, Inc.*	223,550	4,448,645
Garmin Ltd.*	60,800	3,041,824
GTECH Holdings Corp.	103,900	4,642,252
Harman International Industries, Inc.	47,300	6,063,860
Harris Interactive, Inc.*	391,900	2,606,135
Invitrogen Corp.*	104,400	6,638,796
Lam Research Corp.*	123,600	3,552,264
Legg Mason, Inc.	242,410	20,180,633
Mercury Interactive Corp.*	131,900	6,125,436
NetScreen Technologies, Inc.*	91,000	2,422,420
NPS Pharmaceuticals, Inc.*	85,900	2,261,747
Pharmaceutical Resources, Inc.*	138,200	9,989,096
Rowan Companies, Inc.	114,000	2,730,300
Spinnaker Exploration Co.*	78,600	2,011,374
St. Jude Medical, Inc.*	130,200	7,572,432
Symbol Technologies, Inc.	320,475	4,002,733
The First Marblehead Corp.*	119,100	2,638,065
Thoratec Corp.*	136,100	2,094,579
THQ, Inc.*	252,600	4,481,124
Waters Corp.*	173,500	5,453,105
Zions Bancorp.	170,400	10,443,816
(Cost $145,213,910)		192,125,525
Total Common Stocks (Cost $347,986,874)		455,210,791

Cash Equivalents 2.1%
Scudder Cash Management QP Trust 1.07% (b) (Cost $9,533,232)	9,533,232	9,533,232
Total Investment Portfolio - 100.0% (Cost $357,520,106) (a)		464,744,023

* Non-income producing security.
(a) The cost for federal income tax purposes was $358,175,561. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $106,568,462. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $130,984,619 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,416,157.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003
Assets
Investments: Investments in securities, at value (cost $347,986,874)	$ 455,210,791
Investment in Scudder Cash Management QP Trust (cost $9,533,232)	9,533,232
Total investments in securities, at value (cost $357,520,106)	464,744,023
Foreign currency, at value (cost $66,895)	66,866
Receivable for investments sold	4,289,654
Dividends receivable	176,141
Receivable for Fund shares sold	743,594
Foreign taxes recoverable	153,059
Total assets	470,173,337
Liabilities
Payable for investments purchased	4,260,570
Payable for Fund share redeemed	1,479,149
Accrued management fee	422,326
Other accrued expenses and payables	246,855
Total liabilities	6,408,900
Net assets, at value	$ 463,764,437
Net Assets
Net assets consist of: Accumulated net investment loss	(17,867)
Net unrealized appreciation (depreciation) on: Investments	107,223,917
Foreign currency related transactions	8,025
Accumulated net realized gain (loss)	(103,425,285)
Paid-in capital	459,975,647
Net assets, at value	$ 463,764,437

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($101,605,868 / 3,938,693 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)	$ 25.80
Maximum offering price per share (100 / 94.25 of $25.80)	$ 27.37
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($49,856,771 / 2,030,681 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 24.55
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($22,111,157 / 897,418 shares of capital stock outstanding, $.01 par value, 10,000,000 shares authorized)
$ 24.64
Maximum offering price per share (100 / 99.00 of $24.64)	$ 24.89
Class AARP Net Asset Value, offering and redemption price per share ($1,650,972 / 62,851 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 26.27
Class S Net Asset Value, offering and redemption price per share ($288,539,669 / 10,986,570 shares of capital stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 26.26

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $387,933)	$ 4,723,279
Interest	197,370
Interest - Scudder Cash Management QP Trust	126,616
Total Income	5,047,265
Expenses: Management fee	4,230,207
Administrative fee	1,503,551
Distribution service fees	778,561
Directors' fees and expenses	14,086
Other	16,118
Total expenses, before expense reductions	6,542,523
Expense reductions	(114)
Total expenses, after expense reductions	6,542,409
Net investment income (loss)	(1,495,144)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(3,296,585)
Foreign currency related transactions	(32,928)
(3,329,513)
Net unrealized appreciation (depreciation) during the period on: Investments	150,248,238
Foreign currency related transactions	(4,636)
150,243,602
Net gain (loss) on investment transactions	146,914,089
Net increase (decrease) in net assets resulting from operations	$ 145,418,945

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended October 31,
	2003	2002
Operations: Net investment income (loss)	$ (1,495,144)	$ (2,705,933)
Net realized gain (loss) on investment transactions	(3,329,513)	(40,993,364)
Net unrealized appreciation (depreciation) on investment transactions during the period	150,243,602	(23,831,325)
Net increase (decrease) in net assets resulting from operations	145,418,945	(67,530,622)
Fund share transactions: Proceeds from shares sold	101,524,439	227,073,360
Cost of shares redeemed	(145,920,316)	(305,570,137)
Net increase (decrease) in net assets from Fund share transactions	(44,395,877)	(78,496,777)
Increase (decrease) in net assets	101,023,068	(146,027,399)
Net assets at beginning of period	362,741,369	508,768,768
Net assets at end of period (including accumulated net investment loss of $17,867 at October 31, 2003)	$ 463,764,437	$ 362,741,369

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 17.77	$ 21.15	$ 34.70	$ 28.05	$ 19.78
Income (loss) from investment operations: Net investment income (loss)[a]	(.09)	(.13)	(.20)	(.39)	(.24)
Net realized and unrealized gain (loss) on investment transactions	8.12	(3.25)	(10.94)	9.42	8.51
Total from investment operations	8.03	(3.38)	(11.14)	9.03	8.27
Less distributions from: Net realized gains on investment transactions	-	-	(2.41)	(2.38)	-
Net asset value, end of period	$ 25.80	$ 17.77	$ 21.15	$ 34.70	$ 28.05
Total Return (%)[b]	45.19	(15.98)	(34.16)[c]	32.63[c]	41.61[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	102	71	100	153	55
Ratio of expenses before expense reductions (%)	1.72	1.75	2.10[d]	2.09[e]	2.26
Ratio of expenses after expense reductions (%)	1.72	1.75	1.89[d]	1.99[e]	2.01
Ratio of net investment income (loss) (%)	(.41)	(.62)	(.74)	(1.06)	(.98)
Portfolio turnover rate (%)	35	49	59	86	64
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.05% and 1.84%, respectively.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.08% and 1.99%, respectively.

Class B
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 17.06	$ 20.46	$ 33.93	$ 27.69	$ 19.70
Income (loss) from investment operations: Net investment income (loss)[a]	(.23)	(.28)	(.43)	(.68)	(.43)
Net realized and unrealized gain (loss) on investment transactions	7.72	(3.12)	(10.63)	9.30	8.42
Total from investment operations	7.49	(3.40)	(11.06)	8.62	7.99
Less distributions from: Net realized gains on investment transactions	-	-	(2.41)	(2.38)	-
Net asset value, end of period	$ 24.55	$ 17.06	$ 20.46	$ 33.93	$ 27.69
Total Return (%)[b]	43.90	(16.62)	(34.74)[c]	31.51[c]	40.43[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	42	60	108	27
Ratio of expenses before expense reductions (%)	2.55	2.55	2.82[d]	2.96[e]	3.44
Ratio of expenses after expense reductions (%)	2.55	2.55	2.78[d]	2.83[e]	2.83
Ratio of net investment income (loss) (%)	(1.24)	(1.42)	(1.63)	(1.90)	(1.81)
Portfolio turnover rate (%)	35	49	59	86	64
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.72% and 2.68%, respectively.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.95% and 2.83%, respectively.

Class C
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 17.11	$ 20.52	$ 34.00	$ 27.71	$ 19.70
Income (loss) from investment operations: Net investment income (loss)[a]	(.23)	(.28)	(.40)	(.68)	(.43)
Net realized and unrealized gain (loss) on investment transactions	7.76	(3.13)	(10.67)	9.35	8.44
Total from investment operations	7.53	(3.41)	(11.07)	8.67	8.01
Less distributions from: Net realized gains on investment transactions	-	-	(2.41)	(2.38)	-
Net asset value, end of period	$ 24.64	$ 17.11	$ 20.52	$ 34.00	$ 27.71
Total Return (%)[b]	44.01	(16.62)	(34.69)[c]	31.73[c]	40.41[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	16	20	29	8
Ratio of expenses before expense reductions (%)	2.52	2.53	2.82[d]	2.91[e]	3.00
Ratio of expenses after expense reductions (%)	2.52	2.53	2.68[d]	2.80[e]	2.80
Ratio of net investment income (loss) (%)	(1.21)	(1.40)	(1.55)	(1.89)	(1.79)
Portfolio turnover rate (%)	35	49	59	86	64
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.74% and 2.60%, respectively.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.90% and 2.80%, respectively.

Class AARP
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.05	$ 21.42	$ 28.44
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	8.27	(3.30)	(7.00)
Total from investment operations	8.22	(3.37)	(7.02)
Net asset value, end of period	$ 26.27	$ 18.05	$ 21.42
Total Return (%)	45.54[c]	(15.73)	(24.68)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.390		.335
Ratio of expenses before expense reductions (%)	1.48	1.48	1.48*
Ratio of expenses after expense reductions (%)	1.47	1.48	1.48*
Ratio of net investment income (loss) (%)	(.16)	(.35)	(.09)*
Portfolio turnover rate (%)	35	49	59
[a] For the period from March 1, 2001 (commencement of sales of Class AARP shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 18.05	$ 21.42	$ 35.01	$ 28.17	$ 19.81
Income (loss) from investment operations: Net investment income (loss)[a]	(.04)	(.08)	(.11)	(.21)	(.13)
Net realized and unrealized gain (loss) on investment transactions	8.25	(3.29)	(11.06)	9.43	8.49
Total from investment operations	8.21	(3.37)	(11.17)	9.22	8.36
Less distributions from: Net investment income	-	-	(.01)	-	-
Net realized gains on investment transactions	-	-	(2.41)	(2.38)	-
Total distributions	-	-	(2.42)	(2.38)	-
Net asset value, end of period	$ 26.26	$ 18.05	$ 21.42	$ 35.01	$ 28.17
Total Return (%)	45.48	(15.73)	(33.94)	33.25	41.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	289	234	328	574	404
Ratio of expenses before expense reductions (%)	1.48	1.48	1.51	1.53[b]	1.68
Ratio of expenses after expense reductions (%)	1.48	1.48	1.51	1.52[b]	1.68
Ratio of net investment income (loss) (%)	(.17)	(.35)	(.37)	(.59)	(.66)
Portfolio turnover rate (%)	35	49	59	86	64
[a] Based on average shares outstanding during the period.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.52% and 1.52%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global Discovery Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $102,798,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($56,925,000), October 31, 2010 ($42,129,000) and October 31, 2011 ($3,744,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003 the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	-
Capital loss carryforwards	(102,798,000)
Net unrealized appreciation (depreciation) on investments	106,568,462

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $130,917,108 and $172,704,220, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.400%, 0.450%, 0.425%, 0.375% and 0.375% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provided subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund's Independent Directors of the Fund's shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees). In addition, for the period October 1, 2003 through October 31, 2003, the Advisor voluntarily agreed to waive a portion of its Administrative Fee on Class AARP shares of the Fund to the extent necessary to maintain the operating expenses of Class AARP at 1.39% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees).

For the year ended October 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not imposed	Unpaid at October 31, 2003
Class A	$ 318,651	$ -	$ 38,788
Class B	196,221	-	20,112
Class C	74,916	-	8,153
Class AARP	2,800	114	451
Class S	910,963	-	95,864
	$ 1,503,551	$ 114	$ 163,368

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Class B	$ 327,034	$ 30,162
Class C	132,206	13,341
	$ 459,240	$ 43,503

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Class A	$ 172,577	$ 23,263.22%
Class B	105,097	10,276.24%
Class C	41,647	4,516.24%
	$ 319,321	$ 38,055

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended October 31, 2003, aggregated $8,459 and $40, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2003, the CDSC for Class B and C shares aggregated $100,055 and $305, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2003, SDI received $75.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a
$1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,815,016	$ 38,274,680	2,891,591	$ 61,514,825
Class B	395,019	7,656,305	451,674	9,354,316
Class C	242,990	4,828,431	304,160	6,166,685
Class AARP	62,783	1,416,061	17,804	376,405
Class S	2,265,612	49,348,962	6,631,593	149,661,129
		$ 101,524,439		$ 227,073,360
Shares redeemed
Class A	(1,884,516)	$ (38,770,024)	(3,618,300)	$ (76,944,700)
Class B	(807,044)	(15,575,286)	(960,747)	(19,367,413)
Class C	(252,727)	(4,929,682)	(367,777)	(7,451,626)
Class AARP	(21,539)	(475,476)	(11,857)	(230,648)
Class S	(4,238,610)	(86,169,848)	(8,986,929)	(201,575,750)
		$ (145,920,316)		$ (305,570,137)
Net increase (decrease)
Class A	(69,500)	$ (495,344)	(726,709)	$ (15,429,875)
Class B	(412,025)	(7,918,981)	(509,073)	(10,013,097)
Class C	(9,737)	(101,251)	(63,617)	(1,284,941)
Class AARP	41,244	940,585	5,947	145,757
Class S	(1,972,998)	(36,820,886)	(2,355,336)	(51,914,621)
		$ (44,395,877)		$ (78,496,777)

Report of Independent Auditors

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Global Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Discovery Fund (the "Fund") at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $387,933 and earned $387,933 of foreign source income during the year ended October 31, 2003. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.03 per share as foreign taxes paid and $0.03 per share as income earned from foreign sources for the year ended October 31, 2003.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (60) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (56) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (49) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (70) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (60) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (60) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (67) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Director, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Joseph Axtell[4] (46) Vice President, 2002-present	Director, Deutsche Asset Management	n/a
Brett Diment[5] (33) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)
n/a
Charles A. Rizzo (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: 345 Park Avenue, New York, New York
5 Address: 1 Appold Street, Broadgate, London, UK

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder US Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KGDAX	KGDBX	KGDCX
CUSIP Number	378947-600	378947-709	378947-808
Fund Number	083	283	383

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGDPX	SGSCX
Fund Number	210	010

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2003, the Global/International Fund,
Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Discovery Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Global Discovery Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

By:                                 /s/Charles A. Rizzo
                                    -----------------------------
                                    Charles A. Rizzo
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------